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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                         April 1, 1996   (April 1, 1996)
                   ------------------------------------------
                Date of Report (Date of earliest event reported)



                           UNION PLANTERS CORPORATION
               -------------------------------------------------
               (Exact name of registrant as specified in charter)



                 TENNESSEE               1-10160         62-0859007
           ----------------------     -------------   -------------------
          (State of incorporation)    (Commission     (I.R.S. Employer
                                       File Number)    Identification No.)



                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE 38018
                      -----------------------------------
                    (Address of principal executive offices)



      Registrant's telephone number, including area code:  (901) 383-6000
                                                          ----------------


                               Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.        OTHER EVENTS

     Union Planters Corporation (the "Corporation") has entered into a definitive agreement to acquire Leader Financial Corporation ("LFC"). This acquisition is considered probable and meets the test for a significant subsidiary. Item 7 below presents the consolidated financial statements for LFC as of and for the years ended December 31, 1995, 1994, and 1993. Reference is also made to the Corporation's Current Report on Form 8-K dated March 8, 1996, which contains the Agreement and Plan of Merger dated as of March 8, 1996 by and between Union Planters Corporation and Leader Financial Corporation.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
               EXHIBITS


(c)       Exhibits
          23(a) Consent of KPMG Peat Marwick

          99    Additional Exhibits

          (a)   Leader Financial Corporation and Subsidiary
                Consolidated Financial Statements for the years ended December 31, 1995, 1994, and 1993

                                                                                        Page
                                                                                      ---------
               1.   Consolidated Statements of Financial Position
                    for years ended December 31, 1995 and 1994                            1

               2.   Consolidated Statements of Operations for the
                    years ended December 31, 1995, 1994, and 1993                         2

               3.   Consolidated Statements of Stockholders' Equity
                    for the years ended December 31, 1995, 1994, and 1993                 3

               4.   Consolidated Statements of Cash Flows for the
                    years ended December 31, 1995, 1994, and 1993                         4

               5.   Notes to Consolidated Financial Statements                            5

               6.   Independent Auditors' Report                                          17


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                                   SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                 Union Planters Corporation
                                            ----------------------------------
                                                        Registrant



Date:     April 1, 1996                         /s/ M. Kirk Walters
       -------------------                  ----------------------------------
                                                     M. Kirk Walters
                                             Senior Vice President, Treasurer,
                                               and Chief Accounting Officer





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